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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) MARCH 12, 1997
                                                        --------------

                             GALILEO CORPORATION
            (Exact name of registrant as specified in its charter)


DELAWARE                                                              04-2526583
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                                                         0-11309
                                                        (Commission File Number)


GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                      01566
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code                 (508) 347-9191



---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
        (Former name or former address, if changed since last report)



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Item 5. Other Events
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        The Registrant announced its plan for reorganizing and redeploying its resources in response to the loss of its largest customer, Xerox Corporation, as reported in its press release dated February 12, 1997, and in its SEC Form 10-Q filing dated February 13, 1997. In connection with the reorganization, the Registrant expects to record a charge for the quarter ending March 31, 1997, of at least $6.8 million or $1.00 per share. The highlights of the reorganization plan are described further in the Registrant's press release dated March 12, 1997, which is included in this filing as Exhibit 99.1.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        c)   Exhibits

             99.1   Press Release dated March 12, 1997





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                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GALILEO CORPORATION

Date: March 14, 1997                By: /s/ Josef W. Rokus
                                    ------------------------------------
                                    Josef W. Rokus
                                    Vice President, Corporate Development
                                    and Secretary




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                                EXHIBIT INDEX


Exhibit No.
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    99.1     Press Release dated March 12, 1997